                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            1-2394              13-3768097
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(State or other jurisdiction             (Commission         (IRS Employer
 of incorporation)                       File Number)        Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.       Financial Statements and Exhibits.
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            (c)    Exhibits
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                   Exhibit No.     Exhibits
                   -----------     --------

                     99.1          Press  Release  of  WHX   Corporation   dated
                                   November 7, 2002.

Item 9.   Regulation FD Disclosure.
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            On  November  7,  2002,  WHX  Corporation  issued  a  press  release announcing  its financial  and operating  results for the third quarter of 2002.
Attached as Exhibit 99.1 to this  Current  Report on Form 8-K is the text of the
November 7, 2002 press release.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: November 7, 2002                   By: /s/ Robert K. Hynes
                                              -------------------------------
                                              Name: Robert K. Hynes
                                              Title:Vice President - Finance